Exhibit 99.1
L.B. FOSTER COMPANY
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is based on the historical consolidated financial statements of L.B. Foster Company and Subsidiaries (Foster) and Portec Rail Products, Inc. (Portec), adjusted to reflect the acquisition of Portec by Foster. The unaudited pro forma combined balance sheet gives effect to the acquisition of Portec by Foster as if it had occurred on September 30, 2010. The unaudited pro forma combined statement of operations combine the results of operations of Foster and Portec for the year ended December 31, 2009 and for the nine month period ended September 30, 2010. The unaudited pro forma combined statement of operations give effect to the following events as if they had occurred on January 1, 2009:

•
Foster’s acquisition of Portec.  The acquisition will be accounted for using the acquisition method of accounting.  Certain assets, revenues and expenses have been excluded from the acquisition and are reflected in the “carve-out” adjustments shown to reflect the disposition of the Huntington, WV rail joint business.

•	An adjustment to record the repayment of Portec debt from the proceeds received from the sale of assets not included in the acquisition.

•	Adjustments to record the preliminary estimates of the fair value of assets and liabilities acquired over their historical basis.

•	An adjustment to record an estimated deferred tax liability related to the fair value of assets acquired.

The unaudited pro forma combined financial information should be read in conjunction with the Form 10-K’s of Foster and Portec for the year ended December 31, 2009 and their Form 10-Q’s for the quarterly period ended September 30, 2010.

The unaudited pro forma combined financial statements do not reflect the realization of any potential cost savings or any related integration costs. Although the Company believes that certain cost-savings may result from the acquisition, there can be no assurance that these cost savings will be achieved.

The unaudited pro forma combined financial information is for informational purposes only and is not intended to represent or to be indicative of the combined results of operations or financial position that Foster or the pro forma combined company would have reported had the acquisition been completed as of the dates set forth in this unaudited pro forma combined financial information and should not be taken as indicative of Foster's future combined results of operations or financial position. The actual results may differ significantly from that reflected in the unaudited pro forma combined financial information for a number of reasons, including, but not limited to, differences between the assumptions used to prepare the unaudited pro forma combined financial information and actual results.

Estimates of fair value assigned on the unaudited pro forma combined financial statements presented are preliminary, and may change.

L. B. FOSTER COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
UNAUDITED (In Thousands, except per share amounts)

	Historical		Adjustments		Pro – Forma
	Foster	Portec	Carve-Out (a)	Pro Forma (b)	Combined

NET SALES	$404,020	$92,221	$(17,961)	$-	$478,280
COSTS AND EXPENSES:
Cost of goods sold	344,162	60,871	(15,771)	3,887	393,149
Selling and administrative expenses	35,501	22,742	(1,131)	1,906	59,018
Interest expense	1,292	298	-	-	1,590
Dividend income	(93)	-	-	-	(93)
Gain on sale of marketable securities	(1,194)	-	-	-	(1,194)
Interest income	(789)	-	-	-	(789)
Other income	(342)	(191)	-	-	(533)
	378,537	83,720	(16,902)	5,793	451,148

INCOME BEFORE INCOME TAXES	25,483	8,501	(1,059)	(5,793)	27,132
INCOME TAX EXPENSE	9,756	1,696	(360)	(1,738)	9,354
NET INCOME	$15,727	$6,805	$(699)	$(4,055)	$17,778

BASIC EARNINGS PER COMMON SHARE	$1.55				$1.75

DILUTED EARNINGS PER COMMON SHARE	$1.53				$1.73

Weighted Average Number of Common Shares Outstanding:
Basic	10,169				10,169
Diluted	10,304				10,304

L. B. FOSTER COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2010
UNAUDITED (In Thousands, except per share amounts)

	Historical		Adjustments		Pro – Forma
	Foster	Portec	Carve-Out (a)	Pro Forma (b)	Combined

NET SALES	$327,067	$83,663	$(18,232)	$-	$392,498
COSTS AND EXPENSES:
Cost of goods sold	274,637	55,915	(15,279)	472	315,745
Selling and administrative expenses	29,825	22,494	(861)	1,481	52,939
Interest expense	697	185	-	-	882
Equity in losses of nonconsolidated investments	272	-	-	-	272
Interest income	(295)	-	-	-	(295)
Other (income) expense	(199)	414	-	-	215
	304,937	79,008	(16,140)	1,953	369,758

INCOME BEFORE INCOME TAXES	22,130	4,655	(2,092)	(1,953)	22,740
INCOME TAX EXPENSE	7,877	2,093	(711)	(586)	8,673
NET INCOME	$14,253	$2,562	$(1,381)	$(1,367)	$14,067

BASIC EARNINGS PER COMMON SHARE	$1.40				$1.38

DILUTED EARNINGS PER COMMON SHARE	$1.38				$1.36

Weighted Average Number of Common Shares Outstanding:
Basic	10,203				10,203
Diluted	10,324				10,324

L. B. FOSTER COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED BALANCE SHEETS
SEPTEMBER 30, 2010
UNAUDITED (In Thousands)

	Historical		Adjustments			Pro - Forma
	Foster	Portec	Carve-Out (a)	Pro Forma		Combined
ASSETS
Current Assets:
Cash and cash equivalents	$144,183	$16,946	$-	$(113,322)	(c)	$49,309
				10,179	(a)
				$(8,677)	(d)
Account receivable - net	62,387	15,999	-	-		78,386
Inventories - net	94,688	20,934	(6,070)	3,257	(e)	112,809
Current deferred tax assets	3,671	85	-	-		3,756
Assets held for sale	-	-	8,673	1,506	(e)(f)	-
				(10,179)	(a)
Other current assets	1,931	1,965	(16)	-		3,880
Total Current Assets	306,860	55,929	2,587	(117,236)		248,140

Property, Plant & Equipment - net	35,453	9,558	(2,480)	3,763	(f)	46,294

Other Assets:
Goodwill	3,211	14,486	-	-		42,322
				113,322	(c)
				(1,506)	(e)(f)
				(3,763)	(f)
				(3,257)	(e)
				(22,364)	(g)
				(67,256)	(h)
				906	(i)
				8,543	(j)
Other intangibles - net	1,663	27,933	(107)	22,364	(g)	51,853
Investments	4,053	-	-	-		4,053
Deferred tax assets	1,573	-	-	-		1,573
Other assets	1,320	591	-	-		1,911
Total Other Assets	11,820	43,010	(107)	46,989		101,712
TOTAL ASSETS	$354,133	$108,497	$-	$(66,484)		$396,146

L. B. FOSTER COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED BALANCE SHEETS
SEPTEMBER 30, 2010
UNAUDITED (In Thousands)

	Historical		Adjustments			Pro - Forma
	Foster	Portec	Carve-Out(a)	Pro Forma		Combined
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current maturities on other long-term debt	$2,745	$-	$-	$-		$2,745
Current maturities on long-term debt, term loan	10,952	7,707	-	(7,707)	(d)	10,952
Accounts payable - trade	43,549	8,972	-	-		52,521
Deferred revenue	25,309	938	-	-		26,247
Accrued payroll and employee benefits	6,283	2,994	-	-		9,277
Other accrued liabilities	6,025	4,468	-	-		10,493
Total Current Liabilities	94,863	25,079	-	(7,707)		112,235

Long-Term Debt, Term Loan	-	970	-	(970)	(d)	-
Other Long-Term Debt	2,702	-	-	-		2,702
Deferred Tax Liabilities	1,956	10,415	-	8,543	(j)	20,914
Other Long-Term Liabilities	5,559	4,777	-	906	(i)	11,242

STOCKHOLDERS' EQUITY:
Total Stockholders' Equity	249,053	67,256	-	(67,256)	(h)	249,053
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$354,133	$108,497	$-	$(66,484)		$396,146

Pro forma Footnotes

(a)
The carve-out adjustments consist of the assets, revenues and expenses, and the related cash proceeds received, associated with the divestiture of Portec’s rail joint business located in Huntington, WV.

(b)
Adjustment to record an estimated increase in (i) depreciation expense related to the estimated fair value of property, plant and equipment; (ii) amortization expense related to the estimated fair value of finite lived intangible assets, and (iii) cost of good sold for the estimated write-up of inventory to fair value less costs to sell, and (iv) income taxes at an estimated statutory rate.

(c)	To record the acquisition of Portec.

(d)	To record the pay-off of Portec’s debt from the proceeds received from the divestiture of Portec’s rail joint business.

(e)	To record the preliminary estimates of the fair value of inventory less costs to sell.

(f)	To record the preliminary estimates of the fair value of property, plant and equipment.

(g)	To record the preliminary estimates of the fair value of identified intangible assets.

(h)	To eliminate the historical equity of Portec.

(i)	To record an adjustment to Portec’s pension liabilities to fair value as of the acquisition date.

(j)	To record an estimated deferred income tax liability related to the fair value adjustments of inventory, property, plant and equipment, identified intangible assets and pension liabilities.